AMENDMENT  OF  SOLICITATION/MODIFICATION  OF CONTRACT          PAGE 1 OF 2 PAGES

1.  CONTRACT  ID  CODE   U

2.  AMENDMENT/MODIFICATION  NO.   3.  EFFECTIVE  DATE
   U00001                          09  JUL  2003

4.  REQUISITION/PURCHASE  REQUEST  NO.     5.  PROJECT  NO.  (if  applicable)

6.  ISSUED  BY                     CODE:  HQ0006
   MISSILE  DEFENSE  AGENCY  (MDA)
   7100  DEFENSE  PENTAGON
   WASHINGTON  DC  20301-7100

7.  ADMINISTERED  BY  (If  other  than  Item  5)   CODE:  S0514A
   DCMA  SAN  DIEGO
   7675  DAGGET  STREET
   SUITE  100/200
   SAN  DIEGO  CA  92111-2241

8. NAME AND ADDRESS OF CONTRACTOR (Street, city, county, state and zip code) SPACEDEV, INC.
   RICHARD  SLANSKY
   13855  STOWE  DRIVE
   POWAY,  CA  92064

   CODE:  1J2T1   FACILITY  CODE:

9A.  AMENDMENT  OF  SOLICITATION  NO.

9B.  DATED  (SEE  ITEM  11)

10A.  MOD.  OF  CONTRACT/ORDER  NO.
     HQ0006-03-C-0146

10B.  DATED  9SEE  ITEM  13)
     06  AUG  2003

11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
    [ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer
    [  ]  is  extended,  [  ]  is  not  extended.
    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING  AND  APPROPRIATION  DATA  (if  required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

[  ]  A.  THIS  CHANGE  ORDER  IS  ISSUED  PRUSUANT  TO: (Specify authority) THE
       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

[  ]  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT  THE
       ADMINISTRATIVE CHANGES (such as change sin paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

[  ]  C.  THIS  SUPPLMENTAL  AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

[X]  D.  OTHER  (specify  type  of  modification  and  authority)
       BILATERAL  PURSUANT  TO  MUTUAL  AGREEMENT  OF  THE  PARTIES.

    E. IMPORTANT: Contractor [ ] is not, [x] is required to sign this document and return __3__ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contact subject matter where feasible.)

    The purpose of this modification is to reduce the CLIN 0001 ceiling and increase the CLIN 0002 ceiling to support the purchase of software pursuant to the Special Contract Requirements Clause H-7 "Acquisition of
    Facilities". The total contract value remains unchanged at $800,000. This modification also revises the period of performance from July 9, 2003 - January 8, 2004 to July 9, 2003 - February 29, 2004 at no additional costs to the Government.

    Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

15B.  NAME  OF  CONTRACTOR/offeror                   15C.  DATE  SIGNED
     BY  (signature  of  person  authorized  to  sign)

16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER

     TEL:                             EMAIL:

16B.  UNITED  STATES  OF  AMERICA                     16C.  DATE  SIGNED
     BY  (signature  of  contracting  officer)

STANDARD  FORM  30

SECTION  SF  30  BLOCK  14  CONTINUATION  PAGE

SUMMARY  OF  CHANGES


SECTION  B  -  SUPPLIES  OR  SERVICES  AND  PRICES

The purpose of this modification is to decrease the CLIN 0001 cost and fixed fee amounts in the amount of $11,990 and reallocate that amount to CLIN 0002 for the purchase of software. This modification changes the detailed description of CLIN 0002 - Other Direct Costs, from "Travel" to "Travel and Other Direct Costs". Additionally, the period of performance for this contract is revised from July 9, 2003 - January 8, 2004 to July 9, 2003 - February 29, 2004 at no additional cost to the Government.

        CLIN  0001
                The estimated/max cost has decreased by $11,000.00 from $724,090.00 to $713,090.00.
                The fixed fee has decreased by $990.00 from $65,168.00 to $64,178.00.
                The total cost of this line item has decreased by $11,990.00 from $789,258.00 to $777,268.00.

        CLIN  0002
              The detailed description for this line item has changed from "travel" to "travel and other direct costs"
     The estimated/max cost has increased by $11,990.00 from $10,742.00 to $22,732.00.
              The total cost of this line item has increased by $11,990.00 from $10,742.00 to $22,732.00.

The  total  value  of  this  contract  remains  unchanged  at  $800,000.

Except as provided herein, all other terms and conditions of this contract remain unchanged and in full force and effect.

(End  of  Summary  of  Changes)